OFFICE LEASE

                                 By And Between

         MARRIOTT PLAZA ASSOCIATES LP., A CALIFORNIA LIMITED PARTNERSHIP

                                  ("LANDLORD")


                                       And

                  MAKER COMMUNICATIONS, A DELAWARE CORPORATION
                                   ("TENANT")

                          2901 TASMAN DRIVE, SUITE 204
                          SANTA CLARA, CALIFORNIA 95054

                                  OFFICE LEASE

                             BASIC LEASE INFORMATION


Date:                           December 10, 1997

Landlord:                       Marriott  Plaza  Associates  L.P.,  a California
                                limited partnership

Tenant:                         Maker Communications, a Delaware corporation

Premises:                       Suite 204,  located  on the Second  floor of the
                                building  located at 2901  Tasman  Drive,  Santa
                                Clara, California

Base Year:                      1998

Rentable Area of Premises:      1316 square feet

Tenants Percentage Share:       l.2%

Term: Two (2) years, beginning on the Term Commencement Date and expiring on the Term Expiration Date unless properly extended or renewed pursuant to any right granted in the Lease or any Addendum to the Lease.

Term Commencement Date:         January 15, 1998, or as determined in accordance
                                with Exhibit F.

Term Expiration Date:           January 15, 2000, or as determined in accordance
                                with Exhibit F.

Base Rent:                      $2,895.20/per month (months 1-12)
                                $2,987.32/per month (months 13-24)

Security Deposit:               $5,974.64

Tenants Required
Liability Coverage:             $2,000.000

Tenants Address                 2901 Tasman Drive, Suite 204
for Notices:                    Santa Clara, CA 95054

Landlord's Address              MARRIOTT PLAZA ASSOCIATES L.P.
for Notices:                    525 University Avenue, #100
                                Palo Alto, CA 94301

with a copy to:                 Menlo Equities Management Company LLC
                                2901 Tasman Drive, #220
                                Santa Clara, CA 95054

Tenant's/Procuring Broker:      BT Commercial
                                1995 North First Street, Suite 200
                                San Jose, California 95112
                                Attn: Derik Benson

Parking:                        Five (5) non-exclusive spaces onsite

Exhibits and Addenda:           Exhibit A - Legal Description of the Project
                                Exhibit B - Floor Plan of Suite
                                Exhibit C - Rules and Regulations
                                Exhibit D - Tenant Improvements
                                Exhibit E - Form of Estoppel
                                Exhibit F - Commencement Date Certificate

Each reference in the Lease to particular Basic Lease Information shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

LANDLORD:

MARRIOTT PLAZA ASSOCIATES L.P.
A California Limited Partnership

By: Menlo Equities Associates IV LLC, a California Limited Liability Company. Its General Partner

        By: Menlo Equities LLC, a California Limited Liability Company. Its Manager




                By:_________________________________________
                Its:         Member

                Date:_______________________________________


                                       2.

TENANT:

MAKER COMMUNICATIONS, a Delaware corporation


Signature:     /s/ MITCHELL MACKOFF
               ------------------------------------

By:            MITCHELL MACKOFF
               ------------------------------------

Its:           VICE PRESIDENT & CFO
               ------------------------------------

Date:          12/31/97
               ------------------------------------


                                       3.

                                  OFFICE LEASE


     THIS LEASE, dated December 10, 1997, for purposes of reference only, is made and entered into by and between MARRIOTT PLAZA ASSOCIATES L.P., a California Limited Partnership ("Landlord") and MAKER COMMUNICATIONS, a Delaware corporation ("Tenant").

                                   WITNESSETH

     Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises described in paragraph 1(b) below for the term and subject to the terms covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree.

     1. DEFINITIONS

     Unless the context otherwise specifies or requires the following terms shall have the meanings herein specified:

          (a) The term property shall mean the parcel of real property the street address of which is 2901 Tasman Drive, Santa Clara, California, and which is more particularly described in Exhibit A attached hereto and made a part hereof, the building, sidewalks, landscaping and parking facilities constructed or to be constructed thereon, and all other improvements on or appurtenances to the parcel, subject to all easements, rights of way and encumbrances (collectively, the "Building".)

          (b) The term Premises shall mean the portion of the Building located on the floor(s) specified in the Basic Lease. Information which is outlined on the floor plan(s) attached hereto as Exhibit B, and which is improved or to be improved with the improvements described on Exhibit D attached hereto and made a part hereof.

          (c) The term "Base Year" shall mean the calendar year specified in the Basic Lease Information as the Base Year.

          (d) The term "Operating Expenses" shall mean:

               (i) All costs of management, operation, repair and maintenance of the Property, including, without limitation: wages, salaries and payroll of employees: property management fees, janitorial repairs and maintenance, guard parking and other services: rent or rental value of offices used in connection with the management of the Property; power, water, waste disposal and other utilities and services: materials and supplies: maintenance and repairs: costs for licenses, permits and inspections; insurance premiums and the deductible portion of any loss insured under Landlord's liability insurance: costs for accounting, legal and other professional services incurred in connection with the operation of the Property and the calculation of Operating Expenses and Property Taxes: the reasonable cost of contesting the validity or applicability of any governmental enactments that may affect the
          Property: a reasonable allowance for depreciation on machinery and equipment used to maintain the Property and on other personal property used by Landlord in the Building: and any other expense or charge, whether or not included herein, which in accordance with general accounting and management practices would be considered an expense of managing, operating, maintaining and repairing the Property.

               (ii) The cost of any capital improvements made to the Property by Landlord during or after the Base Year, such cost or allocable portion thereof to be amortized over such reasonable period as Landlord shall determine in accordance with generally accepted accounting principles together with interest on the unamortized balance at the rate of interest equal to the greater of (a) 12% or (b) the sum of that rate quoted by Wells Fargo Bank, N.T. & S.A. from time to time as its prime rate (the "Prime Rate"), plus two percent (2%) or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements or performing any capital repairs and/or replacements but not to exceed the maximum rate permitted by law.

               (iii) If less than 95% of the total rentable area of the Building is occupied during the Base Year or any calendar year during the term of this Lease, then Operating Expenses shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had such percentage of the total rentable area of the Building been occupied.

          (e) The term "Base Operating Expenses" shall mean the Operating Expenses defined in Section 1(d) above that are paid or incurred by Landlord in the Base Year.

          (f) The term "Property Taxes" shall each mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all instruments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership or new construction), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed for whatever reason against the Property or any portion thereof, or Landlords interest herein, or the fixtures, equipment and other property of Landlord that is an integral part of the Property and located thereon, or Landlord's business of owning, leasing or managing the Property or the gross receipts, income or rentals from the Property, (ii) all charges, levies or fees imposed by any governmental authority against Landlord by reason of or based upon the use of or number of parking spaces within the Property, the amount of public services or public utilities used or consumed (e.g. water, gas, electricity, sewage or waste water disposal) at the Property, the number of person employed by tenants of the Property, the size (whether measured in area, volume, number of tenants or whatever) or the value of the Property, or the type of use or uses conducted within the Property, and all costs and fees (including attorneys fees) reasonably incurred by Landlord in contesting any Property Tax and to negotiating with public authorities as to any Property Tax. If, at any time during the Lease Term, the taxation or assessment of the Property prevailing as of the Term Commencement Date shall be altered so that in lieu of or in addition to any the Property Tax described above there shall be levied, awarded or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate, substitute, or additional use or charge (i) on the value, size, use or occupancy of the Property or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Property, or on Landlord's business of owning, leasing or managing the Property or (iii) computed in any manner with respect to the operation of the Property, then any such tax or charge, however designated, shall be included within the meaning of the terms "Property Tax" or "Property Taxes" for purposes of this Lease. If any Property Tax is partly based upon property or rents unrelated to the Property, then only that part of such Property Tax that is fairly allocable to the Property shall be included within the meaning of the terms "Property Tax" or "Property Taxes". Notwithstanding the foregoing, the terms "Property Tax" or "Property Taxes" shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state income tax imposed on Landlord's income from all sources.

          (g) The term "Base Property Taxes" shall mean the amount of Property Taxes paid or accruing during the Base Year.

          (h) The term "Rentable Area" shall mean the net rentable area specified in the Basic Lease Information.

          (i) The term "Common Areas" shall mean all areas in the Building and the Property (as defined herein) not reserved for the exclusive use of Landlord. Tenant or any other tenant, including without limitation, plazas, walkways, private roadways, loading docks, parking areas, landscaped areas, and the areas devoted to corridors, fire vestibules, stairways, elevator foyers, lobbies, electric and telephone closets, rest rooms, mechanical rooms and other similar facilities for the benefit of all tenants (or invitees) or servicing the Buildings as a whole. Landlord reserves the right to make changes to the Common Area as it deems necessary, provided Landlord shall not reduce the number of parking spaces provided to Tenant pursuant to this Lease.


                                       4.

     (j) The term "Tenant's Percentage Share" shall mean the percentage figure specified in the Basic Lease Information. Landlord and Tenant acknowledge that Tenant's percentage share has been obtained by dividing the Rentable Area of the Premises, as specified in the Basic Lease Information, by the total Rentable Area of the Building, which Landlord and Tenant agree is 100.114 square feet, and multiplying such quotient by 100. In the event the Rentable Area of the Premises is increased or decreased. Tenant's Percentage Share shall be appropriately adjusted, and as to the calendar year in which such change occurs, for the purposes of paragraph 3 below Tenant's Percentage Share shall be determined on the basis of the number of days during such calendar year at each such Percentage Share.

     (k) The term "Private Restrictions" shall mean (as they may exist from time to time) any and all covenants, conditions and restrictions, private agreements, easements, and any other recorded documents or instruments affecting the use of the Property, the Building, the Leased Premises, or the Common Areas.

     (l) The term "Law" shall mean any judicial decisions and any statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirements of any municipal, county, state, federal, or other governmental agency or authority having jurisdiction over the parties to this Lease, the Premises, the Building or the Property, or any of them, in effect either at the Term Commencement Date or at any time during the Lease Term, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g. aboard of fire examiners or a public utility or special district).

     2.   TERM.

     The term of this Lease shall commence and, unless sooner terminated as hereinafter provided, shall end on the dates respectively specified in the Basic Lease Information. If Landlord, for any reason whatsoever beyond Landlords reasonable control, cannot deliver possession of the Premises to Tenant at the commencement of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, rental shall be waived for the period between the commencement of the term and the time when Landlord can deliver possession.

     3.   RENTAL.

     (a) Tenant shall pay to Landlord throughout the term of this Lease as rental for the Premises the sum specified in the Basic Lease Information as the Base Rent, provided that the rental payable during each calendar year shall be the Base Rent, increased by Tenants Percentage Share of the total dollar amount above or increase in, if any, Operating Expenses paid or incurred by Landlord in such year over the Base Operating Expenses, and also increased by Tenants
Percentage Share of the total dollar amount above or increase in, if any. Property Taxes paid by Landlord in such year over the Base Property Taxes. The increased rental due pursuant to this paragraph 3(a) is hereinafter referred to as "Escalation Rent."

     (b) Rental shall be paid to Landlord on or before the first day of the term hereof and on or before the first day of each and every successive calendar month thereafter during the term hereof. In the event the term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the first and last fractional months of the term hereof shall be appropriately prorated.

     (c) All sums of money due to Landlord hereunder not specifically characterized as rental shall constitute additional rent, and if any such sum is not paid at the time provided in this Lease, it shall nonetheless be collectible as additional rent at any time thereafter, including, without limitation on the date on which the next installment of rental is due. Nothing contained herein shall be deemed to suspend or delay the payment of any sum of money at the time it becomes due and payable hereunder, or to limit any other remedy of Landlord.

     (d) Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord when due or in the time period provided herein. Tenant shall pay to Landlord a late charge equal to 5% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     (e) Any amount due to Landlord, if not paid when due, shall bear interest from the date due until paid at the lower of (i) the rate of the Prime Rate plus 2% per annum, and (ii) the highest rate legally permitted, provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Tenant.

     (f) All payments due from Tenant to Landlord shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America at Landlord's address for notices hereunder, or to such other person or at such other place as Landlord may from time to time designate by notice to Tenant.

     4.   ESCALATION RENT PAYMENTS.

     Escalation Rent shall be paid monthly on an estimated basis, with subsequent annual reconciliation, in accordance with the following procedures:

          (a) During December of the Base Year and December of each subsequent calendar year, or as soon as practicable. Landlord shall give Tenant notice of its estimate of any Escalation Rent due wider paragraph 3(a) above for the calendar year. On or before the first day of each month during the calendar year. Tenant shall pay to Landlord 1/12th of such estimated Escalation Rent, provided that if such notice is not given in December Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given. If at any time or times it appears to Landlord that the Escalation Rent for the current calendar year will vary from its estimate by more than 5%. Landlord may, in its sole discretion, by notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

          (b) Unless Tenant shall dispute landlord's statement of Operating Expenses and Property Taxes in accordance with its rights under Paragraph 4(d) below, within 90 days after the close of each calendar year or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of the actural Escalation Rent for such calendar year, accompanied by a statement showing the Operating Expenses and Property Taxes on the basis of which the actual Escalation Rent was determined. The statement shall be final and binding upon Landlord and Tenant as the amount of the Operating Expenses and Property Taxes. If Landlord's statement discloses that Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit such excess against the next payment of rental due from Tenant hereunder. If Landlord's statement discloses that Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 days after delivery of the statement



                                       5.

          (c) The amount of Escalation Rent for any fractional year in the term hereof shall be appropriately prorated. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to paragraph 4(b) above to be performed after such termination.

          (d) Tenant shall have the right to dispute Landlord's Statement of Operating Expenses and Property Taxes by so notifying Landlord no later than 30 days after receipt of same. If Tenant disputes such statement. Landlord shall provide Tenant with reasonable verification of the figures shown on the statement and the parties shall negotiate in good faith to resolve any disputes. If Landlord and Tenant cannot agree. Tenant shall have the right to have a certified public accountant approved by Landlord audit, at Tenant's expense, at Landlord's offices, Landlord's accounts and records relating to Operating Expenses and Property taxes. If such audit reveals that landlord has overcharged Tenant, the amount overcharged shall, at Landlord's option, be paid to Tenant within 20 days after the audit is concluded or be deducted from Tenant's next payment's) of rent. In addition, if the statement overstates actual Operating Expenses and Real Property Taxes by more than 10%, the cost of the audit shall be paid by Landlord. Any objection by Tenant to Landlord's statement and resolution of any dispute shall not postpone the time for payment of any amounts due Landlord based on Landlords statement or due under the Lease.

     5.   SECURITY DEPOSIT.

     Tenant has deposited with Landlord the amount set forth in the Basic Lease Information as the "Security Deposit" as security for the performance by Tenant of the terms of this Lease to be performed by Tenant, and not as prepayment of rent. Landlord may apply such portion or portions of the Security Deposit as are reasonably necessary for the following purposes: (i) to remedy any default by Tenant in the payment of Base Rent or Escalation Rent or a late charge or interest on defaulted rent, or any other monetary payment obligation of Tenant under this Lease: (ii) to repair damage to the Premises, the Building or the Common Areas caused or permitted to occur by Tenant: (iii) to clean and restore and repair the Premises, the Building or the Common Areas following their surrender to Landlord if not surrendered in the condition required pursuant to the provisions of Paragraph 7, and (iv) to remedy any other default of Tenant to the extent permitted by Law including, without limitation, paying in full on Tenant's behalf any sums claimed by materialmen or contractors of Tenant to be owing to them by Tenant for work done or improvements made at Tenant's request to the Premises. In this regard, Tenant hereby waives any restriction on the uses to which the Security Deposit may be applied as contained an Section 1950.7(c) of the California Civil Code and/or any successor statute. In the event the Security Deposit or any portion thereof is so used. Tenant shall pay to Landlord, promptly upon demand, an amount in cash sufficient to restore the Security Deposit to the full original sum. If Tenant fails to promptly restore the Security deposit and if Tenant shall have paid to Landlord any sums as "Last Month's Prepaid Rent." Landlord may, in addition to any other remedy Landlord may have under this Lease, reduce the amount of Tenant's Last Months Prepaid Rent by transferring all or portions of such Last Month's Prepaid Rent to Tenant's Security Deposit until such Security Deposit is restored to the amount set forth in Article 1. Landlord shall not be deemed a trustee of the Security Deposit. Landlord may use the Security Deposit in Landlord's ordinary business and Shall not be required to segregate it from Landlord's general accounts. Tenant shall not be entitled to any interest on the Security Deposit. If Landlord transfers the Building or the Property during the Lease Term. Landlord may pay the Security Deposit to any subsequent owner in conformity with the provisions of Section 1950.7 of the California Civil Code and/or any successor statute, in which event the transferring landlord shall be released from all liability for the return of the Security Deposit. Tenant specifically grants to Landlord (and Tenant hereby waives the provisions of California Civil Code
Section 1950.7 to the contrary) a period of ninety days following a surrender of the Premises by Tenant to Landlord within which to inspect the Premises, make required restorations and repairs, receive and verify workmen's billings therefor, and prepare a final accounting with respect to the Security Deposit. In no event shall the Security Deposit or any portion thereof, be considered prepaid rent.

     6.   Use.

     Tenant shall be entitled to use the Premises solely for office/research and development, sales, marketing and other related uses and (or no other use whatsoever. Tenant shall continuously and without interruption use the Premises for such purpose for the entire Lease Term. Any discontinuance of such use for a period of sixty consecutive calendar days shall be, at Landlord's election, a default by Tenant under the terms of this Lease. Tenant shall have the right to use the Common Areas in conjunction with its Permitted Use of the Premises solely for the purposes for which they were designed and intended aid for no other purposes whatsoever. Tenant shall not do or permit anything to be done in or about the Premises, the Building, the Common Areas or the Property which does or could (i) jeopardize the structural integrity of the Building or (ii) cause damage to any part of the Premises, the Building, the Common Areas or the Property. Tenant shall not operate any equipment within the Premises which does or could (i) injure, vibrate or shake the Premises or the Building, (ii) damage, overload or impair the efficient operation of any electrical, plumbing, heating, ventilating or air conditioning system within or servicing the Premises or the Building, or (iii) damage or impair the efficient operation of the sprinkler system (if any) within or servicing the Premises or the Building. Tenant shall nor install any equipment or antennas on or make any penetrations of the exterior walls or roof of the Building. Tenant shall not affix any equipment to or make any penetrations or cuts in the floor, ceiling, walls or roof of the Premises' Tenant shall not place any loads upon the floors, walls, ceiling or roof systems which could endanger the structural integrity of the Building or damage its floors, foundations or supporting structural components. Tenant shall not place any explosive, flammable or harmful fluids or other waste materials in the drainage systems of the Premises, the Building, the Common Areas or the Property. Tenant shall not drain or discharge any fluids in the landscaped areas or across the paved areas of the Property. Tenant shall not use any of the Common Areas for the storage of its materials, supplies, inventory or equipment and all such materials, supplies, inventory or equipment shall at all times be stored within the Premises. Tenant shall not commit nor permit to be committed any waste in or about the Premises, the Building, the Common Areas or the Property.

     7. SURRENDER OR POSSESSION. Immediately prior to the expiration or upon the sooner termination of this Lease. Tenant shall remove all of Tenant's signs from the exterior of the Building and shall remove all of Tenant's equipment, trade fixtures, furniture, supplies, wall decorations and other personal property from within the Leased Premises, the Building and the Common Areas, and shall vacate and surrender the Leased Premises, the Building, the Outside Area and the Property to Landlord in the same condition, broom clean, as existed at the Term Commencement Date, reasonable wear and tear excepted. Tenant shall repair all damage to the Leased Premises, the exterior of the Building and the Common Areas caused by Tenant's removal of Tenant's property. Tenant shall patch and refinish, to Landlord's reasonable satisfaction, all penetrations made by Tenant or its employees to the floor, walls or ceiling of the Leased Premises, whether such penetrations were made with Landlord's approval or not. Tenant shall repair or replace all stained or damaged ceiling tiles, wall coverings and floor coverings to the reasonable satisfaction of Landlord. Tenant shall repair all damage caused by Tenant to the exterior surface of the Building and the paved surfaces of the Common Areas and, where necessary, replace or resurface same. Additionally, to the extent that Landlord shall have notified Tenant in writing at the time the improvements were completed that it desired to have certain improvements removed at the expiration or sooner termination of the Lease. Tenant shall, upon the expiration or sooner termination of the Lease, remove any such improvements constructed or installed by Landlord or Tenant and repair all damage caused by such removal. If the Leased Premises, the Building, the Common Areas and the Property are not surrendered to Landlord in the condition required by this paragraph at the expiration or sooner termination of this Lease, Landlord may, at Tenant's expense, so remove Tenant's signs, property and/or improvements not so removed and make such repairs and replacements not so made or hire, at Tenant's expense, independent contractors to perform such work. Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Leased Premises, the Building and the Common Areas to the required condition, together with interest on all costs so incurred from the date paid by Landlord at the then maximum rate of interest not prohibited or made usurious by law until paid. Tenant shall pay to Landlord the amount of all costs so incurred plus such interest thereon, within ten (10) days of Landlord's billing Tenant for same. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in surrendering the Leased Premises, including, without limitation, any claims made by any succeeding Tenant or any losses to Landlord with respect to lost opportunities to lease to succeeding tenants.

     8.   COMPLIANCE WITH LEGAL REQUIREMENTS.

     Tenant shall abide by and shall promptly observe and comply with, at its sole cost and expense, all Laws and Private Restrictions respecting the use and occupancy of the Premises, the Building, the Common Areas, or the Property, and shall defend with competent


                                       6.

counsel, indemnify and hold Landlord harmless from any claims, damages or liability resulting from Tenant's failure to so abide, observe, or comply. The indemnity provision of this paragraph shall survive the expiration or sooner termination of this Lease.

     9.   ENVIRONMENTAL REGULATIONS.

     (a) As used herein, the term "Hazardous Materials" shall mean any toxic or hazardous substance, material or waste or any pollutant or infectious or radioactive material, including but not limited to those substances, materials or wastes regulated now or in the future under any of the following statutes or regulations and any and all of those substances included within the definitions of "hazardous substances," "hazardous materials," "hazardous waste, hazardous chemical substance or mixture," "imminently hazardous chemical substance or mixture," "toxic substance," "hazardous air pollutant, "toxic pollutant," or "solid waste" in the (a) Comprehensive Environmental Response, Compensation and Liability Act of 1990 ("CERCLA" or "Superfund"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. ss. 9601 et seq.,
(b) Resource Conservation arid Recovery Act of 1976 ("RCRA"). 42 U.S.C. ss. 6901 et seq., (c) Federal Water Pollution Control Act ("FSPCA"). 33 U.S.C. 51251 et seq., (d) Clean Air Act ("CAA"), 42 U.S.C. ss. 7401 et seq., (e) Toxic Substances Control Act ("TSCA"). 14 U.S.C. ss. 2601 et seq., (f) Hazardous
Materials Transportation Act, 49 U.S.C. ss. 1801. et seq., (g) Carpenter-Presley-Tanner Hazardous Substance Account Act ("California Superfund"), Cal. Health & Safety Code ss. 25300 et seq., (h) California Hazardous Waste Control Act. Cal. Health & Safety code ss. 25100 et seq., (i) Porter-Cologne Water Quality Control Act ("Porter-Cologne Act"). Cal. Water Code ss. 13000 et seq., (j) Hazardous Waste Disposal Land Use Law, Cal. Health & Safety codes ss. 25220 et seq., (k) Safe Drinking Water and Toxic Enforcement Act of 1986 ("Proposition 65"). Cal. Health & Safety code ss. 25249.5 et seq.,
(l) Hazardous Substances Underground Storage Tank Law. Cal. Health & Safety code ss. 25280 et seq., (m) Air Resources Law. Cal. Health & Safety Code ss. 39000 et seq., and (n) regulations promulgated pursuant to said laws or any replacement thereof, or as similar terms are defined in the federal, state and local laws, statutes, regulations, orders or roles, Hazardous Materials shall also mean any and all other biohazardous wastes and substances, materials and wastes which are, or in the future become, regulated under applicable Laws for the protection of health or the environment, or which are classified as hazardous or toxic substances, materials or wastes, pollutants or contaminants, as defined, listed or regulated by any federal, state or local law, regulation or order or by common law decision, including, without limitation. (i) trichloroethylene, tetrachloroethylene, perchloroethylene and other chlorinated solvents, (ii) any petroleum products or fractions thereof, (iii) asbestos, (iv) polychlorinted biphenyls, (v) flammable explosives, (vi) urea formaldehyde,
(vii) radioactive materials and waste, and (viii) materials and wastes that are harmful to or may threaten human health, ecology or the environment.

     (b) Notwithstanding anything to the contrary in this Lease, Tenant, at its sole cost, shall comply with all Laws relating to the storage, use and disposal of Hazardous Materials in, on, or under the Property; provided however, that Tenant shall not be responsible for contamination of the Premises by Hazardous Materials existing as of the date the Premises are delivered to Tenant (whether before or after the Term Commencement Date) unless caused by Tenant. Except for small quantities of standard household or office products containing chemicals which Tenant may use in conducting its business at the Premises so long as such use is in compliance with all Laws. Tenant shall not store, use or dispose of any Hazardous Materials except for those Hazardous Materials listed in a Hazardous Materials management plan ("HMMP") which Tenant shall deliver to Landlord for approval in advance of any such use, storage or disposal and update at least annually with Landlord (once so approved by Landlord, the "Permitted Materials"), which may be used, stored and disposed of provided (i) such Permitted Materials are used, stored, transported, and disposed of in strict compliance with applicable laws, (ii) such Permitted Materials shall be limited to the materials listed on and may be used only in the quantities specified in the HMMP, and (iii) Tenant shall provide Landlord with copies of all material safety data sheets and other documentation required under applicable Laws in connection with Tenant's use of Permitted Materials as and when such documentation is provided to any regulatory authority having jurisdiction, in no event shall Tenant cause or permit to be discharged into the plumbing or sewage system of the Building or onto the land underlying or adjacent to the Building any Hazardous Materials. Tenant shall be solely responsible for and shall defend, indemnify, and hold Landlord and its agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's storage, use and/or disposal of Hazardous Materials. If the presence of Hazardous Materials on the Premises caused or permitted by Tenant results in contamination or deterioration of water or soil, then Tenant shall promptly take any and all action necessary to clean up such contamination, but the foregoing shall in no event be deemed to constitute permission by Landlord to allow the presence of such Hazardous Materials. At any time prior to the expiration of the Lease Term if Tenant has a reasonable basis to suspect that there has been any release or the presence of Hazardous Materials in the ground or ground water on the Premises which did not exist upon commencement of the Lease Term. Tenant shall have the right to conduct appropriate tests of water and soil and to deliver to Landlord the results of such tests to demonstrate that no contamination in excess of permitted levels has occurred as a result of Tenant's use of the Premises. Tenant shall further be solely responsible for, and shall defend, indemnify, and hold Landlord and its agents harmless from and against all claims, costs and liabilities, including attorneys' fees arid costs, arising out of or in connection with any removal, cleanup and restoration work and materials required hereunder to return the Premises and any other property of whatever nature to their condition existing prior to the appearance of the Hazardous Materials. Tenant's obligation hereunder shall survive the expiration or earlier termination of the Lease.

     (c) Upon termination or expiration of the Lease. Tenant at its sole expense shall cause all Hazardous Materials placed in or about the Premises, the
Building, the Common Areas, the Property, and/or the Property by Tenant, its agents, contractors, or invitees, and all installations (whether interior or exterior) made by or on behalf of Tenant relating to the storage, use, disposal or transportation of Hazardous Materials to be removed and transported for use, storage or disposal in accordance and compliance with all Laws and other requirements respecting Hazardous Materials used or permitted to be used by Tenant. Tenant shall apply for and shall obtain from all appropriate regulatory authorities (including any applicable fire department or regional water quality control board) all permits, approvals amid clearances necessary for the closure of the Building arid the Property and shall take all other actions as may be required to complete the closure of the Building and the Property. In addition, prior to vacating the Premises, Tenant shall undertake and submit to Landlord an environmental site assessment from an environmental consulting company reasonably acceptable to Landlord which site assessment shall evidence Tenant's compliance with this Paragraph 9.

     (d) At any time prior to expiration of the Lease term, subject to reasonable prior notice (not less than forty-eight (48) hours) and Tenant's reasonable security requirements and provided such activities do not unreasonably interfere with the conduct of Tenant's business at the Premises. Landlord shall have the right to enter in and upon the Property, Building, Common Areas. Premises and Property in order to conduct appropriate tests of water and soil to determine whether levels of any Hazardous Materials in excess of legally permissible levels has occurred as a result of Tenant's use thereof. Landlord shall furnish copies of all such test results amid reports to Tenant and, at Tenant's option and cost, shall permit split sampling for testing and analysis by Tenant. Such testing shall be at Tenant's expense if Landlord has a reasonable basis for suspecting and confirms the presence of Hazardous Materials in the soil or surface or ground water in, on, under, or about the Property, the Property, the Building, the Common Areas, or the Premises, which has been caused by or resulted from the activities of Tenant, its agents, contractors, or invitees.

     (e) Landlord  may  voluntarily  cooperate  in a reasonable  manner with the efforts of all governmental agencies in reducing actual or potential environmental damage. Tenant shall not be entitled to terminate this Lease or to any reduction in or abatement of rent by reason of such compliance or cooperation. Tenant agrees at all times to cooperate fully with the requirements and recommendations of governmental agencies regulating, or otherwise involved in, the protection of the environment.

     10.  NOTICES AND CONSENTS.

     All notices, consents, demands and other communications from one party to the other that are given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given when delivered including delivery by commercial delivery services, or if sent by the United States mail, certified or registered, when deposited in the mail, postage prepaid. All notices, consents, demands and other communications shall be addressed as follows: to Tenant at the address specified in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a notice to Landlord; to Landlord at the address specified in the Basic Lease Information, or to such other place as Landlord may from time to time designate in a notice to Tenant; or, in the case of Tenant, delivered to Tenant at the Premises. Tenant


                                       7.

hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the Premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same in the main entrance of the Premises.

     11. BROKERAGE COMMISSIONS.

     Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the Procuring Broker or the Tenant's Broker identified in the Basic Lease information and Landlord and Tenant each agree to indemnify and hold the other party harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Landlord or Tenant with regard to this leasing transaction. The provisions of this paragraph shall survive the expiration or earlier termination of this Lease.

     12. HOLDING OVER.

     (a) If Tenant holds possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to 150% of the then prevailing monthly rental paid by Tenant at the expiration of the term of this Lease, payable in advance on or before the first day of each month. Each party shall give the other notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

     (b) If, without Landlord's written consent, Tenant holds possession of the Premises after expiration of the term of this Lease or expiration of its holdover tenancy, without limiting the liability of Tenant for its unauthorized occupancy of the Premises, Tenant shall indemnify Landlord and any replacement tenant for the Premises for any damages or loss suffered by either Landlord or the replacement tenant resulting from Tenant's failure timely to vacate the Premises.

     13. ADDITIONAL OBLIGATIONS PAYABLE BY TENANT.

     In addition to the monthly rental and other charges to be paid by Tenant hereunder, Tenant shall pay or reimburse Landlord for any and all of the following items when due (hereinafter collectively referred to as "Additional Obligations"), whether or not now customary or in the contemplation of the parties hereto: taxes other than local, state and federal personal or corporate income taxes measured by the net income of Landlord from all sources, assessments including, without limitation, all assessments for public improvements, services or benefits, irrespective of when commenced or completed, excises, levies, business taxes, license, permit, inspection and other authorization fees, transit development fees, assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind, which are levied, assessed, confirmed or imposed by any public authority. In the event that it shall not be lawful for Tenant to reimburse Landlord for the Additional Obligations but it is lawful to increase the monthly rental to take into account Landlord's payment of the Additional Obligations, the monthly rental payable to Landlord shall be revised to net Landlord the same net return without reimbursement of the Additional Obligations as would have been received by Landlord with reimbursement of the Additional Obligations.

     14. ALTERATIONS.

     (a) Tenant shall not make any alterations to or modifications of the Premises or construct any improvements within the Premises until Landlord shall have first approved, in writing, the plans and specifications therefor, which approval may be withheld in Landlord's sole discretion. All such modifications, alterations or improvements, once so approved, shall be made, constructed or installed by Tenant at Tenant's expense (including all permit fees and governmental charges related thereto), using a licensed contractor first approved by Landlord, in substantial compliance with the Landlord-approved plans and specifications therefor. All work undertaken by Tenant shall be done in accordance with all Laws and in a good and workmanlike manner using new or like-new materials of good quality. Tenant shall not commence the making of any such modifications or alterations or the construction of any such improvements until (i) all required governmental approvals and permits shall have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant shall have given Landlord at lease five business days prior written notice of its intention to commence such work so that Landlord may post and file notices of non-responsibility, and (iv) if requested by Landlord, Tenant shall have obtained contingent liability and broad form builder's risk insurance in an amount satisfactory to Landlord in its reasonable discretion to cover any perils relating to the proposed work not covered by insurance carried by Tenant pursuant to Paragraph 20. In no event shall Tenant make any modification, alterations or improvements whatsoever to the Common Areas or the exterior or structural components of the Building including, without limitation, any cuts or penetrations in the floor, roof or exterior walls of the Premises. As used in this Article, the term "modifications, alterations and/or improvements" shall include, without limitation, the installation of additional electrical outlets, overhead lighting fixtures, drains, sinks, partitions, doorways, or the like.

     (b) All modifications, alterations and improvements made or added to the Premises by Tenant (other than Tenant's inventory, equipment, movable furniture, wall decorations and trade fixtures) shall be deemed real property and a part of the Premises, but shall remain the property of Tenant during the Lease. Any such modifications, alterations or improvements, once completed, shall not be altered or removed from the Premises during the Lease Term without Landlord's written approval first obtained in accordance with the provisions of Paragraph 14(a) above. At the expiration or sooner termination of this Lease, all such modifications, alterations and improvements other than Tenant's inventory, equipment, movable furniture, wall decorations and trade fixtures, shall automatically become the property of Landlord and shall be surrendered to Landlord as part of the Premises as required pursuant to Paragraph 7, unless Landlord shall require Tenant to remove any of such modifications, alterations or improvements in accordance with the provisions of Paragraph 7, in which case Tenant shall so remove same. Landlord shall have no obligations to reimburse Tenant for all or any portion of the cost or value of any such modifications, alterations or improvements so surrendered to Landlord. All modifications, alterations or improvements which are installed or constructed on or attached to the Premises by Landlord and/or at Landlord's expense shall be deemed real property and a part of the Premises and shall be property of Landlord. All lighting, plumbing, electrical, heating, ventilating and air conditioning fixtures, partitioning, window coverings, wall coverings and floor coverings installed by Tenant shall be deemed improvements to the Premises and not trade fixtures of Tenant.

     (c) Tenant shall make all modifications, alterations and improvements to the Premises, at its sole cost, that are required by any Law because of (i) Tenant's use or occupancy of the Premises, the Building, the Common Areas or the Property, (ii) Tenant's application for any permit or governmental approval, or
(iii) Tenant's making of any modifications, alterations or improvements to or within the Premises. If Landlord shall, at any time during the Lease Term, be required by any governmental authority to make any modifications, alterations or improvements to the Building or the Property, the cost incurred by Landlord in making such modifications, alterations or improvements, including interest at a rate equal to the greater of (a) 12%, or (b) the sum of that rate quoted by Wells Fargo Bank, N.T. & S.A. from time to time as its prime rate, plus two percent (2%) ("Wells Prime Plus Two"), shall be amortized by Landlord over the useful life of such modifications, alterations or improvements, as determined in accordance with generally accepted accounting principles, and the monthly amortized cost of such modifications, alterations and improvements as so amortized shall be included in Operating Expenses.

     15. REPAIRS.

     By entry hereunder Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver the Premises. Tenant shall, at all times during the term hereof, and at Tenant's sole cost and expense, keep the Premises in good condition and repair, ordinary wear and tear, damage thereto by fire, earthquake, act of God or the elements excepted. Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises. Tenant shall at the end of the term hereof surrender to Landlord the Premises and all alterations thereto in the good and clean condition, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premise or any part



                                       8.

thereof, except as specifically hereto set forth. No representations or warranties respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

     16.  LIENS.

     Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens. In the event any such lien attaches to the Premises or the Property, and Tenant does not cause the same to be released by payment, bonding or otherwise, within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released by such means as it shall deem proper, and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord at the rate specified in Paragraph 3(e). Landlord and Tenant each hereby warrant to use best efforts to notify the other of the existence or attachment of any and all liens contemplated under this Paragraph 15 within five
(5) business days of Landlord's or Tenant's actual knowledge of such lien(s).

     17.  ENTRY BY LANDLORD.

     Landlord, upon reasonable notice to Tenant, may enter the Premises at reasonable hours to (a) inspect the same; (b) exhibit the same to prospective purchasers, lenders or tenants; (c) determine whether Tenant is complying with all its obligations hereunder; (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder; (e) post notices of non-responsibility; and (f) make repairs or perform maintenance required of Landlord under the terms hereof, make repairs to any adjoining space or utility services, or make repairs, alterations or improvements to any other portion of the Building. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance; and Landlord shall have the right to use any and all means which Landlord may deem proper to open Tenant's doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord in a real or perceived emergency shall not be considered or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

     18.  SERVICES.

     (a) Landlord shall maintain the Common Areas and public areas of the Property, including lobbies, stairs, elevators, corridors and restrooms, all exterior landscaping, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself in reasonably good order and condition, except for damage occasioned by the act or omission of Tenant, its employees, contractors, agents or invitees which damage shall be repaired by Landlord at Tenant's expense.

     (b) Landlord shall cause to be furnished (1) electricity for lighting and the operation of office equipment, on a 24-hour basis, with power usage in excess of the time allowance referred to in Paragraph 18(d) below to be at Tenants cost, (2) heat and air conditioning to the extent reasonably required for the comfortable occupancy by Tenant in its use of the Premises during the period from 7:00 a.m. to 6:00 p.m. on weekdays excluding holidays, or as set forth in the Rules and Regulations, which may be changed from time to time, or such shorter periods as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, (3) elevator service,
(4) lighting  replacement for building standard lights,  (5) restroom  supplies,
(6) window washing with reasonable frequency, (7) water for lavatory and drinking purposes, and (8) security patrol services and janitor service during the times and in the manner that such services are customarily furnished in comparable office buildings in the area; provided that in no event shall Landlord be obligated to furnish janitor service on Saturdays, Sundays, or legal holidays. Landlord may establish reasonable measures to conserve energy, including but not limited to, automatic switching of lights after hours and more efficient forms of lighting, so long as such measures do not unreasonably interfere with Tenants use of the Premises. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the Building. Tenant hereby waives the provisions of California Civil Code Section 1932 or any other applicable existing or future law or ordinance or governmental regulation permitting the termination of this lease due to any interruption, failure or inability to provide Landlord services as provided for herein.

     (c) Tenant shall reimburse Landlord, upon billing therefor, for the cost of all heat or air conditioning provided to the Premises during hours requested by Tenant when such services are not otherwise furnished by Landlord pursuant to Paragraph 18(b) above. The cost of such after hours heat or air conditioning shall be a per-hour charge reflecting the electrical energy, labor and fixed plant costs of running the heating and air conditioning system which per hour charge shall be fifteen dollars ($15.00). In the event that Landlord has reasonable cause to believe that the cost of after hours heating, air conditioning and electricity used by Tenant is exceeding the per hour charge, Landlord may at its option install separate meter(s) for the Premises, or portions thereof, at Tenant's sole expense, and Tenant thereafter shall pay all charges of the utility providing service.

     (d) In the event that Landlord, at Tenant's request, provides services to Tenant that are (i) in excess of those services required to maintain "Building Standard Improvements," or (ii) are not otherwise provided for in this Lease, Tenant shall pay Landlord's reasonable charges for such services upon billing therefor.

     19.  INDEMNIFICATION AND LIMITATION ON LANDLORD'S LIABILITY.

     (a) Tenant shall defend with competent counsel satisfactory to Landlord any claims made or legal actions filed or threatened against Landlord with respect to the violation of any Law, or the death, bodily injury, personal injury, property damage, or interference with contractual or property rights suffered by any third party occurring within the Premises or resulting from Tenant's use or occupancy of the Premises, the Building, or the Common Areas, or resulting from Tenant's activities in or about the Premises, the Building, the Common Areas or the Property, and Tenant shall indemnify and hold Landlord, Landlord's partners, principals, members, employees, agents and contractors harmless from any loss, liability, penalties, or expense whatsoever (including any loss attributable to vacant space which otherwise would have been leased, but for such activities) resulting therefrom, except to the extent proximately caused by the active negligence or willful misconduct of Landlord. This indemnity agreement shall survive until the latter to occur of (i) the date of the expiration, or sooner termination, of this Lease, or (ii) the date Tenant actually vacates the Premises.

     (b) Landlord shall not be liable to Tenant for, and Tenant hereby releases Landlord and its partners, principals, members, officers, agents, employees, lenders, attorneys, and consultants from, any and all liability, whether in contract, tort or on any other basis, for any injury to or any damage sustained by Tenant, Tenant's agents, employees, contractors or invitees, any damage to Tenant's property, or any loss to Tenant's business, loss of Tenant's profits or other financial loss of Tenant resulting from or attributable to the condition of, the management of, the repair or maintenance of, the protection of, the supply of services or utilities to, the damage in or destruction of the Premises, the Building, the Property or the Common Areas, including without limitation (i) the failure, interruption, rationing or other curtailment or cessation in the supply of electricity, water, gas or other utility service to the Property, the Building or the Premises; (ii) the vandalism or forcible entry into the Building or the Premises; (iii) the penetration of water into or onto any portion of the Premises; (iv) the failure to provide security and/or adequate lighting in or about the Property, the Building or the Premises, (v) the existence of any design or construction defects within the Property, the Building or the Premises; (vi) the failure of any mechanical systems to function properly (such as the HVAC systems); (vii) the blockage of access to any portion of the Property, the Building or the Premises, except that Tenant does not so release Landlord from such liability



                                       9.

to the extent such damage was proximately caused by Landlord's active negligence, willful misconduct, or Landlord's failure to perform an obligation expressly undertaken pursuant to this Lease after a reasonable period of time shall have lapsed following receipt of written notice from Tenant to so perform such obligation. In this regard, Tenant acknowledges that it is fully apprised of the provisions of Law relating to releases, and particularly to those provisions contained in Section 1542 of the California Civil Code which reads as follows:

     "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Notwithstanding such statutory provision, and for the purpose of implementing a full and complete release and discharge, Tenant hereby (i) waives the benefit of such statutory provision and (ii) acknowledges that, subject to the exceptions specifically set forth herein, the release and discharge set forth in this paragraph is a full and complete settlement and release and discharge of all claims and is intended to include in its effect, without limitation, all claims which Tenant, as of the date hereof, does not know of or suspect to exist in its favor.

     20.  INSURANCE AND SUBROGATION.

     (a) Tenant shall maintain insurance complying with all of the following:

          (i) Tenant shall procure, pay for and keep in full force and effect, at all times during the Lease Term, the following:

               (1) Comprehensive general liability insurance insuring Tenant against liability for personal injury, bodily injury, death and damage to property occurring within the Premises, or resulting from Tenant's use or occupancy of the Premises, the Building, the Common Areas or the Property, or resulting from Tenant's activities in or about the Premises or the Property, with coverage in an amount equal to Tenant's Required Liability Coverage (as set forth in Basic Lease Information), which insurance shall contain a "broad form liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord as contained in this Lease;

               (2) Fire and property damage insurance in so-called "fire and extended coverage" form insuring Tenant against loss from physical damage to Tenant's personal property, inventory, trade fixtures and improvements within the Premises with coverage for the full actual replacement cost thereof;

               (3) Plate glass insurance, at actual replacement cost;

               (4) Pressure vessel insurance, if applicable;

               (5) Product liability insurance (including, without limitation, if food and/or beverages are distributed, sold and/or consumed within the Premises, to the extent obtainable, coverage for liability arising out of the distribution, sale, use or consumption of food and/or beverages (including alcoholic beverages, if applicable) at the Premises for not less than Tenant's Required Liability Coverage (as set forth in Basic Lease Information);

               (6) Workers compensation insurance and any other employee benefit insurance sufficient to comply with all laws; and

               (7) With respect to making of alterations or the  construction of improvements or the like undertaken by Tenant, contingent liability and builder's risk insurance, in an amount and with coverage reasonably satisfactory to Landlord.

          (ii) Each  policy of  liability  insurance  required  to be carried by
     Tenant pursuant to this paragraph or actually carried by Tenant with respect to the Premises or the Property: (i) shall, except with respect to insurance required by subparagraph (a)(vi) above, name Landlord, and such others as are designated by Landlord, as additional insureds; (ii) shall be primary insurance providing that the insurer shall be liable for the full amount of the loss, up to and including the total amount of liability set forth in the declaration of coverage, without the right of contribution from or prior payment by any other insurance coverage of Landlord; (iii) shall be in a form satisfactory to Landlord; (iv) shall be carried with companies reasonably acceptable to Landlord with Best's ratings of at least A and XI; (v) shall provide that such policy shall not be subject so cancellation, lapse or change except after at least thirty days prior written notice to Landlord, and (vi) shall contain a so-called "severability" or "cross liability" endorsement. Each policy of property insurance maintained by Tenant with respect to the Premises or the Property or any property therein (i) shall provide that such policy shall not be subject to cancellation, lapse or change except after at least thirty days prior written notice to Landlord and (ii) shall contain a waiver and/or a permission to waive by the insurer of any right of subrogation against Landlord, its partners, principals, members, officers, employees, agents and contractors, which might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its partners, principals, members, officers, employees, agents and contractors.

          (iii) Prior to the time Tenant or any of its contractors enters the Premises, Tenant shall deliver to Landlord, with respect to each policy of insurance required to be carried by Tenant pursuant to this Paragraph, a copy of such policy (appropriately authenticated by the insurer as having been issued, premium paid) or a certificate of the insurer certifying in fcrm satisfactory to Landlord that a policy has been issued, premium paid, providing the coverage required by this Paragraph aid containing the provisions specified herein. With respect to each renewal or replacement of any such insurance, the requirements of this Paragraph must be complied with not less than thirty days prior to the expiration or cancellation of the policies being renewed or replaced. Landlord may, at any time and from time to time, inspect and/or copy any and all insurance policies required to be carried by Tenant pursuant to this Article. If Landlord's Lender, insurance broker, advisor or counsel reasonably determines at any time that the amount of coverage set forth herein for any policy of insurance Tenant is required to carry pursuant to this Paragraph is not adequate, then Tenant shall increase the amount of coverage for such insurance to such greater amount as Landlord's Lender, insurance broker, advisor or counsel reasonably deems adequate.

     (b) With respect to insurance maintained by Landlord:

          (i) Landlord shall maintain, as the minimum coverage required of it by this Lease, fire and property damage insurance in so-called "fire and extended coverage" form insuring Landlord (and such others as Landlord may designate) against loss from physical damage to the Building with coverage of not less than one hundred percent (100%) of the full actual replacement cost thereof and against loss of rents for a period of not less than six months. Such fire and property damage insurance, at Landlord's election but without any requirements on Landlord's behalf to do so, (i) may be written in so-called "all risk" form, excluding only those perils commonly excluded from such coverage by Landlord's then property damage insurer; (ii) may provide coverage for physical damage to the improvements so insured for up to the entire full actual replacement cost thereof; (iii) may be endorsed to cover loss or damage caused by any additional perils against which Landlord may elect to insure, including earthquake and/or flood; and/or
     (iv) may provide coverage for loss of rents for a period of up to twelve months. Landlord shall not be required to cause such insurance to cover any of Tenant's personal property, inventory, and trade fixtures, or any modifications, alteration or improvements made or constructed by Tenant to or within the Premises. Landlord shall use commercially reasonable efforts to obtain such insurance at competitive rates.

          (ii) Landlord shall maintain comprehensive general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death, and damage to property occurring in, on or about, or resulting from the use or occupancy of the Property, or any portion thereof, with combined single limit coverage of at least Three Million Dollars


                                       10.

     ($3,000.000). Landlord may carry such greater coverage as Landlord or Landlord's Lender, insurance broker, advisor or counsel may from time to time determine is reasonably necessary for the adequate protection of Landlord and the Property.

          (iii) Landlord may maintain any other insurance which in the opinion of its insurance broker, advisor or legal counsel is prudent to carry under the given circumstances, provided such insurance is commonly carried by owners of property similarly situated and operating under similar circumstances.

     (c) Landlord hereby releases Tenant, and Tenant hereby releases Landlord and its respective partners, principals, members, officers, agents, employees and servants, from any and all liability for loss, damage or injury to the property of the other in or about the Premises or the Property which is caused by or results from a peril or event or happening which is covered by insurance actually carried and in force at the time of the loss by the party sustaining such loss; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss and to the extent such insurance is not prejudiced thereby.

     21.  DAMAGE OR DESTRUCTION.

     (a) If the Premises, the Building or the Common Areas are damaged by any peril after the Effective Term Commencement Date, Landlord shall restore the same, as and when required by this paragraph, unless this Lease as terminated by Landlord pursuant to Paragraph 21(c) or by Tenant pursuant to Paragraph 21(d). If this Lease is not so terminated, then upon the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, the Building or the Common Areas, as the case may be, to the extent then allowed by law, to substantially the same condition in which it existed as of the Term Commencement Date. Landlord's obligation to restore shall be limited to the improvements constructed by Landlord. Landlord shall have no obligation to restore any improvements made by Tenant to the Premises or any of Tenant's personal property, inventory or trade fixtures. Upon completion of the restoration by Landlord, Tenant shall forthwith replace or fully repair all of Tenant's personal property, inventory, trade fixtures and other improvements constructed by Tenant to like or similar conditions as existed at the time immediately prior to such damage or destruction.

     (b) All insurance proceeds available from the fire and property damage insurance carried by Landlord shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either Paragraph 21(c) or 21(d), all insurance proceeds available from insurance carried by Tenant which cover loss of property that is Landlord's property or would become Landlord's property on termination of this Lease shall be paid to and become the property of Landlord, and the remainder of such proceeds shall be paid to and become the property of Tenant. If this Lease is not terminated pursuant to either Paragraph 21(c) or 21(d), all insurance proceeds available from insurance carried by Tenant which cover loss to property that is Landlord's property shall be paid to and become the property of Landlord, and all proceeds available from such insurance which cover loss to property which would only become the property of Landlord upon the termination of this Lease shall be paid to and remain the property of Tenant. The determination of Landlord's property and Tenant's property shall be made pursuant to Paragraph 14(b).

     (c) Landlord's Right To Terminate. Landlord shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Tenant of a written notice of election to terminate within thirty days after the date of such damage or destruction:

          (i) The Building is damaged by any peril covered by valid and collectible insurance actually carried by Landlord and in force at the time of such damage or destruction (an "insured peril") to such an extent that the estimated cost to restore the Building exceeds the lesser of (i) the insurance proceeds available from insurance actually carried by Landlord, or (ii) fifty percent of the then actual replacement cost thereof;

          (ii) The Building is damaged by an uninsured peril, which peril Landlord was not required to insure against pursuant to the provisions of Paragraph 20 of this Lease.

          (iii) The Building is damaged by any peril and, because of the laws then in force, the Building (i) cannot be restored at reasonable cost or
     (ii) if restored, cannot be used for the same use being made thereof before such damage.

     (d) If the Premises, the Building or the Common Areas are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to this Paragraph, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be complete. Tenant shall have the option to terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within seven (7) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration:

          (i) If the time estimated to  substantially  complete the  restoration
     exceeds  twelve  months  from  and  after  the  date  the   architect's  or
     construction consultant's written opinion is delivered; or

          (ii) If the damage occurred within twelve (12) months of the last day of the Lease Term and the time estimated to substantially complete the restoration exceeds one hundred eighty days from and after the date such restoration is commenced.

     (e) Landlord and Tenant agree that the provisions of Paragraph 21(d) above are intended to supersede and replace the provisions contained in California Civil Code, Section 1932, Subdivision 2, and California Civil Code, Section 1934, and accordingly, Tenant hereby waives the provisions of such Civil Code Sections and the provisions of any successor Civil Code Sections or similar laws hereinafter enacted.

     (f) In the event of damage to the Premises which does not result in the termination of this Lease, the Base Rent (and any Escalation Rent) shall be temporarily abated during the period of restoration in proportion in the degree to which Tenant's use of the Premises is Impaired by such damage.

     22.  EMINENT DOMAIN.

     (a) Except as otherwise provided in Paragraph 22(d) below regarding temporary takings, Tenant shall have the option to terminate this Lease if, as a result of any taking, (i) all of the Premises is taken, or (ii) twenty five percent (25%) or more of the Premises is taken and the part of the Premises that remain cannot, within a reasonable period of time, be made reasonably suitable for the continued operation of Tenant's business. Tenant must exercise such option within a reasonable period of time, to be effective on the later to occur of (i) the date that possession of that portion of the Premises that is condemned is taken by the condemnor or (ii) the date Tenant vacated the Premises.

     (b) Except as otherwise provided in Paragraph 22(d) below regarding temporary takings, Landlord shall have the option to terminate this Lease if, as a result of any taking, (i) all of the Premises is taken, (ii) twenty five percent (25%) or more of the Premises is taken and the part of the Premises that remains cannot, within a reasonable period of time, be made reasonably suitable for the continued operation of Tenant's business, or (iii) because of the laws then in force, the Premises may not be used for the same use being made before such taking, whether or not restored as required by Paragraph 22(c) below. Any such option to terminate by Landlord must be exercised within a reasonable period of time, to be effective as of the date possession is taken by the condemnor.


                                       11.

     (c) If any part of the Premises or the Building is taken and this Lease is not terminated, then Landlord shall, to the extent not prohibited by laws then in force, repair any damage occasioned thereby to the remainder thereof to a condition reasonably suitable for Tenant's continued operations and otherwise, to the extent practicable, in the manner and to the extent provided in Paragraph 21(a).

     (d) If a portion of the Premises is temporarily taken for a period of one year or less and such period does not extend beyond the Lease Expiration Date, this Lease shall remain in effect. If any portion of the Premises is temporarily taken for a period which exceeds one year or which extends beyond the Lease Expiration Date, then the rights of Landlord and Tenant shall be determined in accordance with Paragraphs 22(a) and 22(b) above.

     (e) Any award made for any taking of the Property, the Building, or the Premises, or any portion thereof, shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, tile and interest in any such award; provided, however, that Tenant shall be entitled to receive any portion of the award that is made specifically (i) for the taking of personal property, inventory or trade fixtures belonging to Tenant, (ii) for the interruption of Tenant's business or its moving costs, or (iii) for the value of any leasehold improvements installed and paid for by Tenant. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Paragraph, and each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure, and the provisions of any similar law hereinafter enacted, allowing either party to petition the Supreme Court to terminate this Lease and/or otherwise allocate condemnation awards between Landlord and Tenant in the event of a taking of the Premises.

     (f) In the event of a taking of the Premises which does not result in a termination of this Lease (other than a temporary taking), then, as of the date possession is taken by the condemning authority, the Base Rent shall be reduced in the same proportion that the area of that part of the Premises so taken (less any addition to the area of the Premises by reason of any reconstruction) bears to the area of the Premises immediately prior to such taking.

     (g) The term "taking" or "taken" as used in this Article 11 shall mean any transfer or conveyance of all or any portion of the Property to a public or quasi-public agency or other entity having the power of eminent domain pursuant to or as a result of the exercise of such power by such an agency, including any inverse condemnation and/or any sale or transfer by Landlord of all or any portion of the Property to such an agency under threat of condemnation or the exercise of such power.

     23.  EVENTS OF DEFAULT.

     (a) Tenant shall be in default of its obligations under this Lease if any of the following events occur:

          (i) Tenant shall have failed to pay Base Rent or any Escalation Rent when due; or

          (ii) Tenant shall have done or permitted to be done any act, use or thing in its use, occupancy or possession of the Premises or the Building or the Common Areas which is prohibited by the terms of this Lease; or

          (iii) Tenant shall have failed to perform any term, covenant or condition of this Lease (except those requiring the payment of Base Rent or Escalation Rent, which failures shall be governed by subparagraph (a) above) within thirty (30) days after written notice from Landlord to Tenant specifying the nature of such failure and requesting Tenant to perform same; or

          (iv) Tenant shall have sublet the Premises or assigned or encumbered its interest in this Lease in violation of the provisions contained in Paragraph 24, whether voluntarily or by operation of law; or

          (v) Tenant shall have abandoned the Premises; or

          (vi) Tenant or any Guarantor of this Lease shall have permitted or suffered the sequestration or attachment of, or execution on, or the appointment of a custodian or receiver with respect to, all or any substantial part of the property or assets of Tenant (or such Guarantor) or any property or asset essential to the conduct of Tenant's (or such Guarantor's) business, and Tenant (or such Guarantor) shall have failed to obtain a return or release of the same within thirty days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

          (vii) Tenant or any Guarantor of this Lease shall have made a general assignment of all or a substantial part of its assets for the benefit of its creditors; or

          (viii) Tenant or any Guarantor of this Lease shall have allowed (or sought) to have entered against it a decree or order which: (i) grants or constitutes an order for relief, appointment of a trustee, or condemnation or a reorganization plan under the bankruptcy laws of the United States;
     (ii) approves as properly filed a petition seeking liquidation or reorganization under said bankruptcy laws or any other debtor's relief law or similar statute of the United States or any state thereof; or (iii) otherwise directs the winding up or liquidation of Tenant; provided, however, if any decree or order was entered without Tenant's consent or over Tenant's objection, Landlord may not terminate this Lease pursuant to this Subparagraph if such decree or order is rescinded or reversed within thirty days after its original entry; or

          (ix) Tenant or any Guarantor of this Lease shall have availed itself of the protection of any debtor's relief law, moratorium law or other similar law which does not require the prior entry of a decree or order.

     (b) In the event of any default by Tenant, and without limiting Landlord's right to indemnification as provided in Paragraph 19, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively, or in the alternative:

          (i) Landlord may, at Landlord's election, keep this Lease in effect and enforce, by an action at law or in equity, all of its rights and remedies under this Lease including, without limitation, (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required by Tenant, or perform Tenant's obligations and to be reimbursed by Tenant for the cost thereof with interest at the then maximum rate not prohibited by law from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and
     (iii) the remedies of injunctive relief and specific performance to prevent Tenant from violating the terms of this Lease and/or to compel Tenant to perform its obligations under this Lease. as the case may be.

          (ii) Landlord may, at Landlord's election, terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this subparagraph shall not relieve Tenant from its obligation to pay to Landlord all Base Rent and Escalation Rent then or thereafter due, or any other sums due or thereafter accruing to Landlord, or from any claim against Tenant for damages previously accrued or then or thereafter accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease constitute a termination of this Lease;

               (1) Appointment of a receiver or keeper in order to protect Landlord's interest hereunder;

               (2) Consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or


                                       12.

     (3) Any action taken by Landlord or its partners, principals, members, officers, agents, employees, or servants, which is intended to mitigate the adverse effects of any breach of this Lease by Tenant, including, without limitation, any action taken to maintain and preserve the Premises on any action taken to relate the Premises or any portion thereof for the account at Tenant and in the name of Tenant.

          (iii) In the event Tenant breaches this Lease and abandons the Premises, Landlord may terminate this Lease, but this Lease shall not terminate unless Landlord gives Tenant written notice of termination. If Landlord does not terminate this Lease by giving written notice of termination, Landlord may enforce all its rights and remedies under this Lease, including the right and remedies provided by California Civil Code
     Section 1951.4 ("lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has tight to sublet or assign subject only to reasonable limitations"), as in effect on the Term Commencement Date.

          (iv) In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to the rights and remedies provided in California Civil Code Section 1951.2, as in effect on the Term Commencement Date. For purposes of computing damages pursuant to Section 1951.2, an interest rate equal to the maximum rate of interest then not prohibited by law shall be used where permitted. Such damages shall include, without limitation:

          (1) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco, at the time of award plus one percent; and

          (2) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including without limitation, the following: (i) expenses for cleaning, repairing or restoring the Premises,
     (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including removal of existing leasehold improvements and/or installation of additional leasehold improvements (regardless of how the same is funded, including reduction of rent, a direct payment or allowance to a new tenant, or otherwise), (iii) broker's fees allocable to the remainder of the term of this Lease, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying and maintaining the Premises, such as taxes, insurance premiums, utility charges and security precautions, (v) expenses incurred in removing, disposing of and/or storing any of Tenant's personal property, inventory or trade fixtures remaining therein; (vi) reasonable attorney's fees, expert witness fees, court costs and other reasonable expenses incurred by Landlord (but not limited to taxable costs) in retaking possession of the Premises, establishing damages hereunder, and releasing the Premises; and
     (vii) any other expenses, costs or damages otherwise incurred or suffered as a result of Tenant's default.

     (c) In the event Landlord fails to perform its obligations under this Lease, Landlord shall nevertheless not be in default under the terms of this Lease until such time as Tenant shall have first given Landlord written notice specifying the nature of such failure to perform its obligations, and then only after Landlord shall have had thirty (30) days following its receipt of such notice within which to perform such obligations; provided that, if longer than thirty (30) days is reasonably required in order no perform such obligations, Landlord shall have such longer period. In the event of Landlord's default as above set forth, then, and only then, Tenant may then proceed in equity or at law to compel Landlord to perform is obligations and/or to recover damages proximately caused by such failure no perform (except as and to the extent Tenant has waived its right to damages as provided in this Lease).

     (d) If Landlord is a corporation, trust, partnership, joint venture, limited liability company, unincorporated association, or other form of business entity, Tenant agrees that (i) the obligations of Landlord under this Lease shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals of such business entity, and (ii) Tenant shall have recourse only to the property of such corporation, trust, partnership, joint venture, limited liability company, unincorporated association, or other form of business entity for the satisfaction of such obligations and not against the assets of such officers, directors, trustees, partners, joint venturers, members, owners, stockholders or principals. Additionally, if Landlord is a partnership or limited liability company, then Tenant covenants and agrees:

          (i) No partner or member of Landlord shall be sued or named as a party in any suit or action brought by Tenant with respect to any alleged breach of this Lease (except no the extent necessary to secure jurisdiction over the partnership and then only for that sole purpose);

          (ii) No service of process shall be made against any partner or member of Landlord except for the sole purpose of securing jurisdiction over the partnership; and

          (iii) No writ of execution will ever be levied against the assets of any partner or member of Landlord other than to the extent of his or her interest in the assets of the partnership or limited liability company constituting Landlord.

Tenant further agrees that each of the foregoing covenants and agreements shall be enforceable by Landlord and by any partner or member of Landlord and shall be applicable to any actual or alleged misrepresentation or nondisclosure made regarding this Lease or the Premises or any actual or alleged failure, default or breach of any covenant or agreement either expressly or implicitly contained in this Lease or imposed by statute or at common law.

     (e) Landlord and Tenant agree that the provisions of Paragraph 12.3 above are intended to supersede and replace the provisions of California Civil Code Sections 1932(1), 1941 and 1942, and accordingly, Tenant hereby waives the provisions of California Civil Code Sections 1932(1), 1941 and 1942 and/or any similar or successor law regarding Tenant's right to terminate this Lease or no make repairs and deduct the expenses of such repairs from the rent due under this Lease.

     24.  ASSIGNMENT AND SUBLETTING

     (a) Tenant shall not sublet the Premises or any portion thereof or assign its interest in this Lease, whether voluntarily or by operation of Law, without Landlord's prior written consent which shall not be unreasonably withheld. Any attempted subletting or assignment without Landlord's prior written consent, at Landlord's election, shall constitute a default by Tenant under the terms of this Lease. The acceptance of rent by Landlord from any person or entity other than Tenant, or the acceptance of rent by Landlord from Tenant with knowledge of a violation of the provisions of this paragraph, shall not be deemed no be a waiver by Landlord of any provision of this Article or this Lease or to be a consent to any subletting by Tenant or any assignment of Tenant's interest in this Lease. Without limiting the circumstances in which is may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge than it shall be reasonable for Landlord to withhold its consent in the following instances:

          (i) the proposed assignee or sublessee is a governmental agency;

          (ii) in Landlord's reasonable judgment, the use of the Premises by the proposed assignee or subleases would involve occupancy by other than primarily general office, would entail any alterations which would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord;

          (iii) in Landlord's reasonable judgment, the financial worth of the proposed assignee is less than that of Tenant or does not meet the credit standards applied by Landlord;


                                      13.

          (iv) the proposed assignee or subleases (or any of its affiliates) has been in material default under a lease, has been in litigation with a previous landlord, or in the ten years prior to the assignment or sublease has filed for bankruptcy protection, has been the subject of an involuntary bankruptcy, or has been adjudged insolvent;

          (v) Landlord has experienced a previous default by or is in litigation with the proposed assignee or sublessee;

          (vi) in Landlord's reasonable judgment, the Premises, or the relevant part thereof, will be used in a manner that will violate any negative covenant as to use contained in this Lease;

          (vii) the use of the Premises by the proposed assignee or sublessee will violate any applicable law, ordinance or regulation;

          (viii) the proposed assignee or sublessee is, as of the date of this Lease, a tenant in the Building;

          (ix) the proposed assignment or sublease fails to include all of the terms and provisions required to be included therein pursuant to this Paragraph 24;

          (x) Tenant is in default of any obligation of Tenant under this Lease, or Tenant has defaulted under this Lease on three or more occasions during the 12 months preceding the date that Tenant shall request consent; or

          (xi) in the case of a subletting of less than the entire Premises, if the subletting would result in the division of the Premises into more than two subparcels or would require improvements so be made outside of the Premises.

     (b) If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or other transfer in the aggregate over the Lease Term of a controlling percentage of the capital stock of Tenant, shall be deemed a voluntary assignment of Tenant's interest in this Lease. The phrase "controlling percentage" means the ownership of and the right to vote stock possessing more than fifty percent of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of Law, of any general partner, or the dissolution of the partnership, shall be deemed a voluntary assignment of Tenant's interest in this Lease.

     (c) If Tenant shall desire to assign its interest under the Lease or to sublet the Premises, Tenant must first notify Landlord, in writing, of its intent to so assign or sublet, at least thirty (30) days in advance of the date it intends to so assign its interest in this Lease or sublet the Premises but not sooner than one hundred eighty (180) days in advance of such date, specifying in detail the terms of such proposed assignment or subletting, including the name of the proposed assignee or sublessee, the property assignee's or sublessee's intended use of the Premises, current financial statements (including a balance sheet, income statement and statement of cash flow, all prepared in accordance with generally accepted accounting principles) of such proposed assignee or sublessee, the form of documents to be used in effectuating such assignment or subletting and such other information as Landlord may reasonably request. Landlord shall have a period of ten (10) business days following receipt of such notice and the required information within which to do one of the following: (i) consent to such requested assignment or subletting subject to Tenant's compliance with the conditions set forth in Paragraph 24(d) below, or (ii) refuse to so consent to such requested assignment or subletting, provided that such consent shall not be unreasonably refused, or (iii) terminate this Lease as to the portion (including all) of the Premises that is the subject of the proposed assignment or subletting. During such ten (10) business day period, Tenant covenants and agrees to supply to Landlord, upon request, all necessary or relevant information which Landlord may reasonably request respecting such proposed assignment or subletting and/or the proposed assignee or sublessee.

     (d) If Landlord elects to consent, or shall have been ordered to so consent by a court of competent jurisdiction, to such requested assignment or subletting, such consent shall be expressly conditioned upon the occurrence of each of the conditions below set forth, and any purported assignment or subletting made or ordered prior to the full and complete satisfaction of each of the following conditions shall be void and, at the election of Landlord, which election may be exercised at any time following such a purported assignment or subletting but prior to the satisfaction of each of the stated conditions, shall constitute a material default by Tenant under this Lease until cured by satisfying in full each such condition by the assignee or sublessee. The conditions are as follows:

          (i) Landlord having approved in form and substance the assignment or sublease agreement and any ancillary documents, which approval shall not be unreasonably withheld by Landlord if the requirements of this Paragraph 24 are otherwise complied with.

          (ii) Each such sublessee or assignee having agreed, in writing satisfactory to Landlord and its counsel and for the benefit of Landlord, to assume, to be bound by, and to perform the obligations of this Lease to be performed by Tenant which relate to space being subleased.

          (iii) Tenant having fully and completely performed all of its obligations under the terms of this Lease through and including the date of such assignment or subletting.

          (iv) Tenant having reimbursed to Landlord all reasonable costs and reasonable attorneys' fees incurred by Landlord in conjunction with the processing and documentation of any such requested subletting or assignment.

          (v) Tenant having delivered to Landlord a complete and fully-executed duplicate original of such sublease agreement or assignment agreement (as applicable) and all related agreement.

          (vi) Tenant having paid, or having agreed in writing to pay as to future payments, to Landlord fifty percent (50%) of all assignment consideration or excess rentals to be paid to Tenant or to any other on Tenant's behalf or for Tenant's benefit for such assignment or subletting as follows:

               (1) If Tenant assigns its interest under this Lease and if all or a portion of the consideration for such assignment is to be paid by the assignee at the time of the assignment, that Tenant shall have paid to Landlord and Landlord shall have received an amount equal to fifty percent (50%) of the assignment consideration so paid or to be paid (whichever is the greater) as the time of the assignment by the assignee: or

               (2) If Tenant assigns its interest under this Lease and if Tenant is to receive all or a portion of the consideration for such assignment in future installments, that Tenant and Tenant's assignee shall have entered into a written agreement with and for the benefit of Landlord satisfactory to Landlord and its counsel whereby Tenant and Tenant's assignee jointly agree to pay to Landlord an amount equal to fifty percent (50%) of all such future assignment consideration installments so be paid by such assignee as and when such assignment consideration is so paid.

               (3) If Tenant subleases the Premises, that Tenant and Tenant's sublessee shall have entered into a written agreement with and for the benefit of Landlord satisfactory to Landlord and its counsel whereby Tenant and Tenant's sublessee jointly agree to pay to Landlord fifty percent (50%) of all excess rentals to be paid by such sublessee as and when such excess rentals are so paid.


                                      14.

     (e) For purposes of this Article, including any amendment to this Article by way of addendum or other writing, the term "assignment consideration" shall mean all consideration so be paid by the assignee to Tenant or so any other party on Tenant's behalf or for Tenant's benefit as consideration for such assignment, without deduction for any commissions paid by Tenant or any other costs or expenses (including, without limitation, tenant improvements, capital improvements, building upgrades, permit fees, attorneys' fees, and other consultants' fees) incurred by Tenant in connection with such assignment, and the term "excess rentals" shall mean all consideration so be paid by the sublessee to Tenant or to any other party on Tenant's behalf or for Tenant's benefit for the sublease of the Premises in excess of the rent due to Landlord under the terms of this Lease for the same period, without deduction for any commissions paid by Tenant or any other costs or expenses (including, without limitation, tenant improvements, capital improvements, building upgrades, permit fees, attorneys' fees, and other consultants' fees) incurred by Tenant in connection with such sublease. Tenant agrees that the portion of any assignment consideration and/or excess rentals arising from any assignment or subletting by Tenant which is to be paid to Landlord pursuant to this Article now is and shall then be the property of Landlord and not the property of Tenant.

     (f) All payments required by this Paragraph to be made to Landlord shall be made in cash in full as and when they become due. At the time Tenant, Tenant's assignee or sublessee makes each such payment to Landlord, Tenant or Tenant's assignee or sublessee, as the case may be, shall deliver to Landlord an itemized statement in reasonable detail showing the method by which the amount due Landlord was calculated and certified by the party making such payment as true and correct.

     (g) The rights granted so Tenant by this Article are granted in consideration of Tenant's express covenant that all pertinent allocations which are made by Tenant between the rental value of the Premises and the value of any of Tenant's personal property which may be conveyed or leased generally concurrently with and which may reasonably be considered a part of the same transaction as the permitted assignment or subletting shall be made fairly, honestly and in good faith. If Tenant shall breach this covenant, Landlord may immediately declare Tenant to be in default under the terms of this Lease and terminate this Lease and/or exercise any other rights and remedies Landlord would have under the terms of this Lease in the case of a material default by Tenant under this Lease.

     (h) No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation so pay rent and to perform all of the other obligations to be performed by Tenant hereunder. Consent by Landlord to one or more assignments of Tenant's interest in this Lease or to one or more sublettings of the Premises shall not be deemed so be a consent so any subsequent assignment or subletting. If Landlord shall have been ordered by a court of competent jurisdiction to consent to a requested assignment or subletting, or such an assignment or subletting shall have been ordered by a court of competent jurisdiction over the objection of Landlord, such assignment or subletting shall not be binding between the assignee (or sublessee) and Landlord until such time as all conditions set forth in Paragraph 7.4 above have been fully satisfied (to the extent not then satisfied) by the assignee or sublessee, including, without limitation, the payment to Landlord of all agreed assignment considerations and/or excess rentals then due Landlord.

     25.  SUBORDINATION

     (a) This Lease is subject to and subordinate so all ground leases, mortgages and deeds of trust which affect the Building or the Property and which are of public record as of the Term Commencement Date, and so all renewals, modifications, consolidations, replacements and extensions thereof. However, if the lessor under any such ground lease or any lender holding any such mortgage or deed of trust shall advise Landlord that it desires or requires this Lease to be made prior and superior thereto, then, upon written request of Landlord to Tenant, Tenant shall promptly execute, acknowledge and deliver any and all customary or reasonable documents or instruments which Landlord and such lessor or lender deems necessary or desirable so make this Lease prior thereto. Tenant hereby consents to Landlord's ground leasing the land underlying the Building or the Property and/or encumbering the Building or the Property as security for future loans on such terms as Landlord shall desire, all of which future ground leases, mortgages or deeds of trust shall be subject to and subordinate so this Lease. However, if any lessor under any such future ground lease or any lender holding such future mortgage or deed of trust shall desire or require that this Lease be made subject to and subordinate to such future ground lease, mortgage or deed of trust, then Tenant agrees, within ten days after Landlord's written request therefor, so execute, acknowledge and deliver to Landlord any and all documents or instruments requested by Landlord or by such lessor or lender as may be necessary or proper to assure the subordination of this Lease to such future ground lease, mortgage or deed of trust, but only if such lessor or lender agrees so recognize Tenant's rights under this Lease and agrees not to disturb Tenant's quiet possession of the Leased Premises so long as Tenant is not in default under this Lease. If Landlord assigns the Lease as security for a loan, Tenant agrees to execute such documents as are reasonably requested by the lender and to provide reasonable provisions in the Lease protecting such lender's security interest which are customarily required by institutional lenders making loans secured by a deed of trust.

     (b) Tenant shall, upon request, attorn (i) to any purchaser of the Building or the Property at any foreclosure sale or private sale conducted pursuant so any security instruments encumberng the Building or she Property, (ii) to any grantee or transferee designated in any deed given in lieu of foreclose of any security interest encumbering the Building or the Property, or (iii) so the lessor under an underlying ground lease of the land underlying the Building or the Property, should such ground lease be terminated; provided that such purchaser, grantee or lessor recognizes Tenant's rights under this Lease.

     26. ESTOPPEL CERTIFICATE. Tenant will, following any request by Landlord, promptly execute and deliver to Landlord an esstoppel certificate (i) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iv) certifying such other information about this Lease as may be reasonably requested by Landlord, its Lender or prospective lenders, investors or purchasers of the Building or the Property. Tenant's failure to execute and deliver such estoppel certificate within ten days after Landlord's request therefor shall be a material default by Tenant under this Lease, and Landlord shall have all of the rights and remedies available to Landlord as Landlord would otherwise have in the case of any other material default by Tenant, including the right to terminate this Lease and sue for damages proximately caused thereby, it being agreed and understood by Tenant that Tenant's failure to so deliver such estoppel certificate in a timely manner could result in Landlord being unable to perform committed obligations to other third parties which were made by Landlord in reliance upon this covenant of Tenant. Landlord and Tenant intend that any statement delivered pursuant to this paragraph may be relied upon by any Lender or purchaser or prospective Lender or purchaser of the Building, the Property, or any interest in them.

     27. Tenant's Financial Information. Tenant shall, within ten business days after Landlord's request therefor, deliver to Landlord a copy of Tenant's (and any guarantor's) current financial statements (including a balance sheet, income statement and statement of cash flow, all prepared in accordance with generally accepted accounting principles, and any such other information reasonably requested by Landlord regarding Tenant's financial condition. Landlord shall be entitled to disclose such financial statements or other information to its Lender, to any present or prospective principal of or investor in Landlord, or to any prospective Lender or purchaser of the Building, the Property, or any portion thereof or interest therein. Any such financial statement or other intonation which is marked "confidential" or "company secrets" (or is otherwise similarly marked by Tenant) shall be confidential and shall not be disclosed by Landlord to any third party except as specifically provided in this paragraph, unless the same becomes a part of the public domain without the fault of Landlord.

     28.  RULES.

     Tenant shall faithfully observe and comply with the rules and regulations annexed to this Lease, and after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulated in writing by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of said rules and regulations.


                                      15.

     29. ATTORNEYS' FEES.

     If as a result of any breach or default in the performance of any of the provisions of this Lease, Landlord or Tenant uses the services of an attorney and brings an action in a local, state or federal court of law in order to secure compliance with such provisions or to recover damages therefor, or to terminate this Lease or evict Tenant, the party against whom judgement has been rendered shall reimburse the prevailing party upon demand for any and all reasonable attorneys' fees and expenses so incurred by the prevailing party.

     30. WAIVER.

     The waiver by Landlord of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with such terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition or provision of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of the preceding breach at the time of acceptance or payment of the rental.

     31. PARKING AND TRANSPORTATION MANAGEMENT.

     (a) Unless Tenant is in default hereunder, Tenant shall be entitled to park in the Building's parking lot (the "Lot") on a non-assigned, unreserved basis the number of automobiles designated in the Basic Lease Information for `onsite', subject to all of the rules and regulations applicable to such parking as are promulgated by Landlord and to any restrictions or regulations at any time imposed by the City of Santa Clara on Landlord's ability to offer such parking.

     (b) Landlord may assign any unreserved and unassigned parking spaces and/or make all or a portion of such spaces reserved, if it determines in its sole discretion that such action is necessary for orderly and efficient parking. Tenant shall not use more parking spaces than the number of parking privileges specified herein. Landlord may, at its option, cause all parking so be valet parked or implement a regulated or monitored parking program with any associated costs deemed an Operating Expense. If Tenant permits or allows any of the prohibited activities described in this Paragraph 31, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. Landlord shall have no responsibility for damage to automobiles incurred in the Lot.

     (c) All parking rights granted to Tenant in this Paragraph 31 shall be for the sole use of the employees and invitees of the named Tenant, and no parking rights may be assigned or sublet to any other party.

     (d)  Tenant  agrees  that it will  use its best  efforts  to  cooperate  in programs which may be undertaken by Landlord independently, or in cooperation with local municipalities or governmental agencies or other property owners in the vicinity of the Building, to reduce peak levels of commuter traffic. Such programs may include, but shall not be limited so, carpools, vanpools and other ride sharing or transportation system management programs, public and private transit, and flexible work hours. Tenant agrees to cooperate with Landlord in Landlord's administration of a transportation-management program (if any) required by the City of Santa Clara. Tenant acknowledges that as a part of this program, Tenant may be required to distribute employee transportation information at the Term Commencement Date, participate in annual employee transportation surveys, allow employees to participate in commuter activities, designate a liaison for commuter transportation related activities, distribute commuter information to all employees prior to relocation and to new employees when hired, and otherwise participate in other programs or services initiated under the transportation management program.

     32. COMPLETE AGREEMENT.

     There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, and understandings if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject manner of this Lease or the Property. There are no representations between Landlord and Tenant other than those contained in this Lease and all reliance with respect to any representations is solely upon the representations contained in this Lease. All implied warranties, including implied warranties of merchantability and fitness, are excluded. Except as otherwise provided herein, no subsequent change, modification or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

     33. MODIFICATION FOR LENDER.

     If, in connection with obtaining financing or refinancing for the Property or the Premises or the Building or any portion thereof, Landlord's lender shall request reasonable modification of or to this Lease as a condition to such financing or refinancing. Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially affect Tenant's rights or obligations hereunder.

     34. MERGER.

     The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or operate as an assignment to it of any or all such subleases or subtenancies.

     35. SALE.

     In the event the original Landlord hereunder, or any successor owner of the Building or Property, shall sell or convey the Building or Property, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

     36. NO LIGHT, AIR, OR VIEW EASEMENT.

     Any diminution of shutting off or light, air or view by any structure which may be erected on lands adjacent to the Building or the Property shall in no way affect this Lease or impose any liability on Landlord.

     37. CORPORATE AUTHORITY.

     If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant warrants that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so.

     38. ABANDONMENT.

     If Tenant shall abandon or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

     39. FUTURE DEVELOPMENT.

     Tenant agrees that any construction work performed on the Building may result in minor inconveniences to Tenant but shall not entitle Tenant to any rebate of rent or subject Landlord to any liability. Tenant further acknowledges that such construction work shall be in Landlord's sole discretion. Tenant agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents needed to conform this Lease so the circumstances resulting from such construction.

     40. SECURITY MEASURES.

     Landlord may, but shall be under no obligation to, implement security measures for the Building or the Property, such as the registration or search of all persons entering or leaving the Building, requiring identification for access to the Building, evacuation of the Building for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for Building or elevator or access and other actions that Landlord deems necessary or appropriate to prevent any threat of property loss or damage, bodily injury or business interruption. Tenant shall cooperate and comply with, and cause its employees, representatives and visitors to cooperate and comply with, such security measures. Landlord, its agents and employees shall have no liability to Tenant, its employees, agents and invitees for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant's use or enjoyment of the Premises.

     41. FORCE MAJEURE.

     In the event Landlord is delayed, interrupted or prevented from performing any of its obligations under this Lease, including its obligations under Exhibit D with respect to Tenant Improvements, and such delay, interruption or prevention is due to fire, act of God, governmental act, strike, labor dispute, unavailability of materials or any other cause outside the reasonable control of Landlord, then the time for performance of the affected obligations of Landlord shall be extended for a period equivalent to the period of such delay, interruption or prevention.

     42. RECORDING.

     Neither landlord nor Tenant shall record this Lease, nor a short form memorandum of this Lease, without the prior written consent of the other.

     43. MISCELLANEOUS.

     The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. if there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply so and bind the heirs, executors, administrators, successors and assigns of the parties hereto. Tenant shall not, without the consent of Landlord, use the words "Marriott Plaza" or "2901 Tasman Drive" for any purpose other than as the address of the business so be conducted by Tenant in the Premises. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed pursuant to the laws of the State of California. Exclusive jurisdiction and venue for resolving any dispute between Tenant and Landlord shall be in the County of Santa Clara, State of California.

     44. EXHIBITS.

     The exhibits and addendum, if any, specified in the Basic Lease Information are attached so this Lease and by this reference made a part hereof.

     45. TELEPHONE SERVICE.

     Notwithstanding any other provision of this Lease so the contrary:

     (a) So long as the entirety of the Premises is leased to Tenant:

          (i) Landlord shall have no responsibility for providing to Tenant any telephone equipment, including wiring, within the Premises or for providing telephone service or connections from the utility to the Premises; and

          (ii) Landlord makes no warranty as so the quality, continuity or availability of the telecommunications services in the Building, and Tenant hereby waives any claim against Landlord for any actual or consequential damages (including damages for loss of business) in the event Tenant telecommunications services in any way are interrupted, damaged or rendered less effective, except to the extent caused by the grossly negligent or willful act or omission by Landlord, its agents or employees. Tenant's accepts the telephone equipment (including, without limitation, the INC. as defined below) in its `AS-IS' condition, and Tenant shall be solely responsible for contracting with a reliable third party vendor to assume responsibility for the maintenance and repair thereof (which contract shall contain provisions requiring such vendor to inspect the INC periodically (the frequency of such inspections to be determined by such vendor based on its experience and professional judgment), and requiring such vendor to meet local and federal requirements for telecommunications material and workmanship). Landlord shall not be liable to Tenant and Tenant waives all claims against Landlord whatsoever, whether for personal injury, property damage, loss of use of the Premises, or otherwise, due to the interruption or failure of telephone services to the Premises. Tenant hereby holds Landlord harmless and agrees to indemnify, protect and defend Landlord from and against any liability for any damage, loss or expense due to any failure or interruption of telephone service to the Premises for any reason. Tenant agrees to obtain loss of rental insurance adequate to cover any damage, loss or expense occasioned by the interruption of telephone service.

     (b) At such time as the entirety of the Leased Premise is no longer leased to Tenant, Landlord shall in its sole discretion have the right, by written notice to Tenant, to elect to assume limited responsibility for INC, as provided below, and upon such assumption of responsibility by Landlord, this subparagraph
(b) shall apply prospectively.

          (i) Landlord shall provide Tenant access to such quantity of pairs in the Building intra-building network cable ("INC") as is determined to be available by Landlord in its reasonable discretion. Tenant's access to the INC shall be solely by arrangements made by Tenant, as Tenant may elect, directly with Pacific Bell or Landlord (or such vendor as Landlord may designate), and Tenant shall pay all reasonable charges as may be imposed in connection therewith. Pacific Bell's charges shall be deemed to be reasonable. Subject to the foregoing, Landlord shall have no responsibility for providing to Tenant any telephone equipment, including wiring, within the Premises or for providing telephone service or connections from the utility to the Premises, except as required by law.

          (ii) Tenant shall not alter, modify, add to or disturb any telephone wiring in the Premises or elsewhere in the Building without the Landlord's prior written consent. Tenant shall be liable to Landlord for any damage to the telephone wiring in the Building due to the act, negligent or otherwise. of Tenant or any employee, contractor or other agent of Tenant. Tenant shall have no access to the telephone closets within the Building, except in the manner and under procedures established by Landlord. Tenant shall promptly notify Landlord of any actual or suspected failure of telephone service to the Premises.

          (iii)  All  costs   incurred   by  Landlord   for  the   installation,
     maintenance, repair and replacement of telephone wiring in the Building shall be included in Operating Expenses

          (iv) Landlord makes no warranty as to the quality, continuity or availability of the telecommunications services in the Building, and Tenant hereby waives any claim against Landlord for any actual or consequential damages (including damages for loss of business) in the event Tenant's telecommunications services in any way are interrupted, damaged or rendered less effective, except to the extent caused by the grossly negligent or willful act or omission by Landlord, its agents or employees. Tenant acknowledges that Landlord meets its duty of care to Tenant with respect to the Building INC by contracting with a reliable third party vendor to assume responsibility for the maintenance and repair thereof (which contract shall contain provisions requiring such vendor to inspect the INC periodically (the frequency of such inspections to be determined by such vendor based on its experience and professional judgment), and requiring such vendor to meet local and federal requirements for telecommunications material and workmanship). Subject to the foregoing, Landlord shall not be liable to Tenant and Tenant waives all claims against Landlord whatsoever, whether for personal injury, property damage, loss of use of the Premises, or otherwise, due to the interruption or failure of telephone services to the Premises. Tenant hereby holds Landlord harmless and agrees to indemnify, protect and defend Landlord from and against any liability for any damage, loss or expense due to any failure or interruption of telephone service to the Premises for any reason. Tenant agrees so obtain loss of rental insurance adequate to cover any damage, loss or expense occasioned by the interruption of telephone service.

     IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below:

LANDLORD:

MARRIOTT PLAZA ASSOCIATES L.P.,
A California Limited Partnership

By: Menlo Equities Associates IV LLC, a California Limited Liability Company, Its General Partner

By:  Menlo Equities LLC, a California Limited Liability Company,
      Its Manager

By:
    ----------------------------
      Its: Member


Date:
     ---------------------------



TENANT:

MAKER COMMUNICATIONS, a Delaware corporation



Signature: /s/ Mitchell Mackoff
          -------------------------

By:  /s/  Mitchell Mackoff
     ------------------------------
Its:      Vice President & CFO

Date:     12/31/97
     ------------------------------

                                    EXHIBIT B

                                   FLOOR PLANS


                                    [DIAGRAM]

                                    EXHIBIT C

                              RULES AND REGULATIONS


     1. The sidewalks, hails, passages, exits, entrances, elevators, and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent ingress to and egress from Tenant's Premises to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

     2. No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's Premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. Landlord will adopt and furnish to tenants general guidelines relating to signs inside the Building on the office floors. Each tenant shall conform to such guidelines, but may request approval of Landlord for modifications, which approval will not be unreasonably withheld. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the tenant by a person approved by Landlord, which approval will not be unreasonably withheld. Material visible from outside the Building will not be permitted.

     3. The Premises shall not be used for the storage of merchandise held for sale so the general public or for lodging. No cooking shall be done or permitted by any tenant on the Premises, except that use by the tenant of food and beverage vending machines and Underwriters' Laboratory approved microwave and toaster ovens and equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted; provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     4. No tenant shall employ any person or persons other than Landlord's janitorial service for the purpose of cleaning the Premises, unless otherwise approved by Landlord. No person or persons other than those approved by Landlord shall be permitted so enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Janitor service will not be furnished on nights when rooms are occupied after 8:00 P.M. unless, by prior arrangement with Landlord, service is extended to a later hour for specifically designated rooms with any additional cost to be paid by the requesting tenant.

     5. Landlord will furnish each tenant free of charge with two keys to each door lock in its Premises. Landlord may make a reasonable charge for any additional keys Tenants shall have the right to make keys. No tenant shall change any lock without the express written consent of the Landlord. The tenants shall in each case furnish Landlord with a key for any such lock. Each tenant, upon the termination of its tenancy, shall deliver so Landlord all keys so doors in the Building which shall have been furnished to or made by the tenant.

     6. The elevator shall be available for use by all tenants in the Building. The persons employed to move equipment in or out of the Building must be acceptable to Landlord. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary properly to distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of the tenant.

     7. No tenant shall use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment, or, without Landlord's prior approval, use any method of heating or air conditioning other than that supplied by Landlord. No tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable so Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein.

     8. Landlord shall have the right, exercisable without liability to any tenant to change the name and street address of the Building.

     9. Landlord reserves the right to exclude from the Building between the hours of 6:00 P.M. and 8:00 A.M. and as all hours on Saturdays, Sundays and legal holidays all persons who do not present a proper access card or other identification as an employee of Tenant or who do not otherwise present proper authorization by Tenant for access to the Premises. Tenant shall be responsible for all persons for whom is authorizes access and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission so or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion. Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate.

     10. The directory of the Building will be provided for the display of the name and location of tenants. Any additional name which Tenant desires to have added to the directory shall be subject to Landlord's approval and may be subject so a charge therefor.

     11. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any exterior window in the Building without the prior consent of Landlord. If consented so by Landlord, such items shall be installed on the office side of the standard window covering and shall in no way be visible from the exterior of the Building.

     12. Messenger services and suppliers of bottled water, food, beverages, and other products or services shall be subject to such reasonable regulations as may be adopted by Landlord. So long as the time for pick-up and delivery of packages from and to the Premises is not materially increased, Landlord may establish a central receiving station in the Building for delivery and pick-up by all messenger services, and may limit delivery and pick-up at tenant Premises to Building personnel.

     13. Each ten shall see that the doors of its Premises are closed and locked and that all water faucets or apparatus, cooking facilities and office equipment (excluding office equipment required to be operative at all times) are shut off before the tenant or its employees leave the Premises at night, so as to prevent waste or damage, and for any default or carelessness in this regard the tenant shall be responsible for any damage sustained by other tenants or occupants of the Building or Landlord. All tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

     14. The toilets, urinals, wash bowls and other restroom facilities shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

     15. Except with the prior consent of Landlord, no tenant shall sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises, in or from the Premises for the service


                                       1.

or accommodation of occupants of any other portion of the Building, nor shall the Premises of any tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such tenant's lease.

     16. No tenant shall install any antenna, loudspeaker, or any other device on the roof or exterior walls of the Building.

     17. There shall not be used in any portion of the Building, by any tenant or its invitees, any hand trucks or other material handling equipment except those equipped with rubber tires and side guards unless otherwise approved by Landlord.

     18. Each tenant shall store its refuse within its Premises. No material shall be placed in the refuse boxes or receptacles if such material is of such nature that is may not be disposed of in the ordinary and customary manner of removing and disposing of refuse in the City of Santa Clara without being in violation of any law or ordinance governing such disposal. All refuse disposal shall be made only through entryways and elevators provided for such purposes and at such tunes as Landlord shall designate.

     19. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in the Building are prohibited, and each tenant shall to prevent the same.

     20. Smoking in all portions of the Building is prohibited, and each tenant shall cooperate to prevent the same.

     21. No objects of any kind (including, without limitation, picture frames and cups) shall be placed on the interior window sills, chair rails, or mullions which adjoin the exterior windows of the Building.

     22. Holidays shall include the following: Christmas (December 25); New Years (January 1); Memorial Day; Independence Day (July 4); Labor Day and Thanksgiving.

     23. The requirements of the tenants will be attended to only upon application by telephone or in person at the office of the Landlord or Landlord's designated representative. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

     24. Subject so the terms of the leases, Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     25. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of Premises in the Building.

     26. Subject to the terms of the leases, Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.


                                       2.

                                   EXHIBIT E

                   SAMPLE FORM OF TENANT ESTOPPEL CERTIFICATE


The undersigned,  ___________________________,  a ________ ("Landlord"),  with a mailing address of California 9______, Attn:________,  and _________________,  a
________________  ("Tenant"),  hereby  certify to  ________________________,  as follows:

     1. Attached hereto is a true, correct and complete copy of that certain lease dated ___________________, 19___, between Landlord and Tenant (the
"Lease"), which demises premises which are located at ______________________[city], California 9____. The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

     2.   The term of the Lease commenced on _________________, 19___.

     3.   The term of the Leases will expire on _________________, 19___.

     4.   The Lease has: (Initial one)

          (_) not been amended, modified, supplemented, extended, renewed or assigned.

          (_)  been  amended,  modified,  supplemented,   extended,  renewed  or
               assigned by the following described agreements, copies of which are attached hereto:

     5.   Tenant has accepted and is now in possession of said Premises.

     6. Tenant and Landlord acknowledge that the Lease will be assigned to___________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of________________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

     7. The amount of current monthly rent is $______; current monthly parking charges are $________.

     8. The amount of security deposits (if any) is $_________. No other security deposits have been made.

     9. Tenant is paying the full lease rental, which has been paid in full as of the date hereof. No rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

     10. All work required to be performed by Landlord under the Lease has been completed.

     11. There are no defaults on the part of the Landlord or Tenant under the Lease.

     12. Tenant has no defense as to its obligations under the Lease and claims no set-off or counterclaim against Landlord.

     13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies, except as provided in the Lease.

     14. All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

The foregoing certification is made with the knowledge that _________________ is about to [fund a loan to Landlord/purchase the property from Landlord], and that_________________ is relying upon the representations herein made in [funding such loan/purchasing the property].

Dated:___________, 19____


TENANT:

_________________

Signature: _____________________________________

By:_____________________________________________________

Its:____________________________________________________

Date:___________________________________________________

LANDLORD:

MARRIOTT PLAZA ASSOCIATES L.P.,
A California Limited Partnership

By: Menlo Equities Associates IV LLC, a California Limited Liability Company, Its General Partner

     By: Menlo Equities LLC, a California Limited Liability Company, Its Manager




         By: ______________________________________________
         Its:  Member


         Date: ____________________________________________

                                    EXHIBIT F

                         COMMENCEMENT DATE CERTIFICATE

Commencement Date Certificate is entered into by landlord and Tenant pursuant to Exhibit D of the Lease.

     (a)  Landlord:               Marriott Plaza Associates L.P., a California
                                  limited partnership
     (a)  Tenant:                 Maker Communications
     (b)  Lease:                  Office Lease Dated December 10, 1997 between
                                  landlord and Tenant
     (c)  Premises:               Suite 204
     (d)  Building Address:       2901 Tasman Drive, Santa Clara, California

     CONFIRMATION OF LEASE COMMENCEMENT.

     Landlord and Tenant confirm that the Commencement Date of the lease is 1-9-98 and the Expiration Date is 1-15-2000 and that the Basic Lease Information is amended accordingly.

     Landlord and Tenant have executed this Commencement Date Certificate as the dates set forth below.


LANDLORD:

MARRIOTT PLAZA ASSOCIATES L.P.,
a California Limited Partnership

     Menlo Equities Associates IV LLC, a California Limited Liability Company, Its General Partner

     By:  Menlo Equities LLC,
          a California Limited Liability Company, Member


          By: /s/ [Illegible]
             ------------------------
          Its:     Member

          Date: 1/28/98


TENANT:

MAKER COMMUNICATIONS, a Delaware corporation

By: /s/ Mitchell Mackoff
----------------------------------
Mitchell Mackoff
----------------------------------
Vice President & CFO
----------------------------------
   1/20/98